A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators November 6, 2025

newlake.comOTCQX: NLCP 2 This presentation has been prepared by NewLake Capital Partners, Inc. (“we”,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12.3 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $432 million in gross real estate assets, $8 million of debt outstanding on our $90 million credit facility and an 82% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 4 By The Numbers(1) Founded in 2019 — 2021 IPO ~$435 Million Deployed — Invested & Committed 82% AFFO Payout Ratio — Strong Dividend Coverage 34 Owned Properties — 12 States, 1.7 Million Square Feet <0.2x Debt to EBITDA — $82 Million Available Credit Facility 13.0% Wtd. Avg. Yield(2) — 2.6% Annual Rent Escalations Note: (1) Data as of September 30, 2025 (2) Based on 31 leased properties 1.2% Annualized G&A Ratio — Low General and Administrative Expenses 12.3 Years Remaining Lease Term(2) — Weighted Average 79% Dividend Growth Since IPO — Q3 2025 vs. Q3 2021 31 Leased Properties — 12 Cultivation, 19 Dispensaries

newlake.comOTCQX: NLCP 5 Experienced Management Team Anthony Coniglio Chief Executive Officer & President, Director Lisa Meyer Chief Financial Officer, Treasurer & Secretary  Founded NewLake in 2019  Former CEO of Primary Capital Mortgage, a residential mortgage company  14 years at J.P. Morgan as an investment banker leading various businesses  Public company director  NewLake CFO since 2022  Former President & CFO of Western Asset Mortgage Capital Corporation, a NYSE- listed REIT  Extensive experience providing financial leadership to various public and private entities in the real estate industry Niki Krear Vice President of Acquisitions  Former financial services experience at William Blair and Maranon Capital  Background in investment banking, private credit, and real estate investing

newlake.comOTCQX: NLCP 6 Experienced Board of Directors Gordon DuGan Chairman of the Board, Independent Director Alan Carr Independent Director Joyce Johnson Independent Director  Co-Founder and Chairman of the Board of Blackbrook Capital  Former Chairman of the Board of INDUS Realty Trust (Nasdaq: INDT)  Former CEO of Gramercy Property Trust, a NYSE-listed triple-net lease REIT  Former CEO of W.P. Carey & CO., a NYSE- listed triple-net lease REIT  Co-Founder and CEO of Drivetrain LLC.  Director at Unit Corporation  Previously served as Director on several other boards in diverse industries including Cazoo Group Ltd.  Former Managing Director at Strategic Value Partners investing in various sectors in North America and Europe  Chairman of Pacific Gate Capital Management, LLC, an investment firm  Former Senior Managing Director and Partner of Relativity Capital, LLC and Managing Director of Cerberus Capital Management, L.P.  Director at Ayr Wellness  Experienced board member for 22 companies

newlake.comOTCQX: NLCP 7 Experienced Board of Directors Continued Peter Martay Independent Director David Weinstein Director  CEO of Pangea Properties, a private apartment REIT that owned more than 13,000 apartments and completed over $500 million in short term bridge loans on numerous property types across the U.S.  Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank  CEO of NewLake from August 2020 – July 2022, Director Since 2019  Former CEO of MPG Office Trust, a NYSE- listed office REIT  10 years at Goldman Sachs as a real estate investment banker and investor  10 years at Belvedere Capital, a real estate investment firm Dina Rollman Independent Director  Counsel at Sperling Kenny Nachwalter  Previous CEO of StrainBrain, an AI-powered technology company revolutionizing cannabis shopping experiences through personalized product recommendations  Member of the founding team and former SVP of Government Affairs at Green Thumb Industries Inc., one of the leading public cannabis companies

NewLake is Focused on a Growing Industry

Demand for Real Estate Capital Positions NewLake for Continued Growth

Adult-Use & Medical Markets


Fully Legal
Fully Legal – Adult-use, sales not yet available
Medical Legal
Medical Legal – sales not yet available
Limited Medical & Low-THC Hemp Derived Oil

*NE voters approved medical cannabis; program regulations still in process
*TX expended medical program and expect to issue new licenses in December 2025

Cannabis Industry Near-Term CAGR


Billions
Projected 7.2% CAGR
$26.4
$29.5
$31.4
$44.4
2022
2023
2024
2029

Source: BDSA

State-Level Growth Catalysts

- New states issuing medical cannabis licenses (i.e. NE and TX)
- Limited medical states expanding programs (i.e. TX and GA)
- Strong medical markets transitioning to adult use (i.e. PA and FL)
- Adult use states with sales not yet available (i.e. KY, VA, and MN)
- Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, OH, and CT)

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 9 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis • 92% of the U.S. population (309 million people) reside in Medical Markets(1,2) • 52% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll. Changes in Self-Reported Cannabis Use in the U.S. Source: Wiley Library – Society for the Study of Addiction. Note: DND refers to “daily or near-daily users”.

newlake.comOTCQX: NLCP 10 Industry Catalysts at Federal Level Legislative SAFER Banking Act, supported by President Trump, creates easier banking access for operators. STATES Act, supported by President Trump, decriminalizes cannabis and allows States to decide. Administrative DEA has proposed to reschedule cannabis from Schedule 1 to Schedule 3. President Trump stated support for Schedule 3, Adult Use and legislation focused on industry reform. Legal Supreme Court to hear case involving gun rights for state-legal cannabis consumers. Operators, led by David Boies, petitioned the Supreme Court to hear case involving states rights to regulate their own cannabis economies without federal oversight. Catalysts for reform are present across all three branches of Government

newlake.comOTCQX: NLCP 11 Portfolio Overview Early Mover Advantage Created Diverse National Platform • 12 states* • 1.7M square feet* • 15 cultivation assets, 19 dispensaries* • Primarily limited-license jurisdictions Curaleaf 24.1% Cresco 13.8% Trulieve 11.3% C3 8.9% Cannabist 8.6% Calypso 7.3% Acreage 6.5% Mint 6.3% Ayr(2) 6.1% CODES 5.5% PharmaCann 1.2% Budr(3) 0.3% Tenant/Borrower Composition(1) (1) Calculated based on October 2025 annualized monthly contractual rent and includes management fees. (2) Tenant has vacated the property and security deposit is being applied. (3) Guaranteed by GTI. * Represents owned properties

NewLake's Underwriting Approach

In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk

Tenant Quality

Focus on strong financial profiles

Experienced management teams

Ability to raise capital



69% Public
31% Private
92% MSO(3)
8% SSO
92% Vertically Integrated in the State

Cannabis Market

Emphasis on limited-license jurisdictions

Better operating environment for tenant

More value created for real estate

Est. # of Cultivation Licenses Operating[1]



1,682
1,200
129
60
33
21
20
OR
WA
MA
MO
PA
IL
FL

Real Estate

Strong property level cashflows

Above market four-wall coverage

Most properties in/near major metropolitan areas

Estimated Four-Wall[2] Coverage



4.9x
4.2x
3.5x
3.2x
2.9x
2.5x
FCPT
NLCP
EPRT
BNL
O
GTY

Note: Data as of September 30, 2025; based on current rent for leased properties.

[1] Cultivation licenses sourced from state reporting and management estimates.

[2] NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q2 2025 property level financial information, when available, and management estimates based on Tenant reporting. Comparable REIT data based on Essential Properties Trust June 2025 Investor Presentation.

[3] Includes one cultivation property owned by a single state entity but managed by an MSO

NewLake OTCQX: NLCP newlake.com 12

newlake.comOTCQX: NLCP 13 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15-20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

Tenant Composition by Annualized Base Rent

Tenant	Annualized Base Rent (%)[1]	SF	# of Leases	Q2 2025[2]		Tenant Information
				Revenue	Adj. EBITDA[3]	MSO / SSO
Curaleaf	24.1%	462,947	10	$314	$65	MSO
Cresco Labs	13.8%	232,184	3	$164	$41	MSO
Trulieve	11.3%	144,602	1	$302	$111	MSO
C3 Industries	8.9%	153,006	2	Private Co	Private Co	MSO
The Cannabist Company	8.6%	83,188	5	$86	$8	MSO
Calypso	7.3%	99,163	1	Private Co	Private Co	SSO
Acreage (Canopy USA)	6.5%	69,005	2	Private Co	Private Co	MSO
Mint	6.3%	100,758	1	Private Co	Private Co	MSO
Ayr Wellness[4]	6.1%	94,566	2	N/A	N/A	MSO
CODES[5]	5.5%	89,400	2	Private Co	Private Co	MSO
PharmaCann	1.2%	18,332	3	Private Co	Private Co	MSO
Budr[6]	0.3%	2,872	1	Private Co	Private Co	MSO

Note: NewLake data is as of September 30, 2025, unless otherwise noted

1) Calculated based on October 2025 annualized monthly contractual rent and includes management fees.
2) U.S dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov or www.sedar.com.
3) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings.
4) Tenant has vacated the property and security deposit is being applied.
5) Single state entities managed by an MSO; previously Organic Remedies and Greenlight.
6) Guaranteed by GTI.

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 15 Portfolio Composition by State State Annualized Base Rent (%)(1) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania(2) 26.7% 312,421 13,116 325,537 4 4 Florida 19.8% 417,350 - 417,350 1 - Illinois 18.2% 255,257 17,727 272,984 2 4 Missouri 12.5% 176,378 - 176,378 2 - Massachusetts(3) 8.0% 77,270 15,406 92,676 2 2 Arizona 6.3% 100,758 - 100,758 1 - Nevada(2) 2.9% 56,536 - 56,536 1 - Connecticut 2.4% 58,436 14,053 72,489 1 2 Ohio 1.3% - 20,249 20,249 - 4 California 1.0% - 2,470 2,470 - 1 Arkansas 0.5% - 7,592 7,592 - 1 North Dakota 0.5% - 4,590 4,590 - 1 1) Calculated based on October 2025 annualized monthly contractual rent and includes management fees. 2) Includes security deposit applied to one vacated property in PA and one vacated property in NV. 3) Excludes one vacant cultivation property.

newlake.comOTCQX: NLCP 16 Financial Overview Stockholders’ Equity $391 Million Invested & Committed Capital $435 Million Cash $24 Million Debt $8 Million Market Capitalization1 $268 Million Stock Price1 $13.02 Dividend Yield2 13.2% Common Shares Outstanding 20,552,632 Book Value per share $19.01 3Q25 Annualized Dividend3 $1.72 Target AFFO Payout Ratio 80% - 90% 3Q25 Revenue Annualized4 $50.3 Million G&A Expense Ratio Annualized5 1.2% Key Data Dividend Growth per Share Note: Data is as of September 30, 2025, unless otherwise noted 1 Based on the Nov 4, 2025, closing price. 2 Calculated as Q3 2025 annualized dividend divided by the Nov 4, 2025, closing stock price. 3 Annualized based on Q3 2025 dividend of $0.43 per common share, declared on September 12, 2025. 4 Annualized revenue is calculated using actual revenue for the three months ended September 30, 2025. 5 Calculated using annualized General and Administrative Expense, excluding stock-based compensation, for the three months ending September 30, 2025, over Total Assets as of September 30, 2025. $0.43 $0.43 $0.43 $0.43 $0.43 $0.43 $0.41 $0.40 $0.39 $0.39 $0.39 $0.39 $0.37 $0.35 $0.33 $0.31 3Q25 2Q25 1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21

newlake.comOTCQX: NLCP 17 6.3x 7.3x 13.0x 5.9x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers AFFO Multiple(1) 1.9% 18.3% 83.5% 43.3% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Q3 Debt / Equity Undervalued vs. REIT Peers 1) Calculated using the November 4, 2025 closing stock price divided by Q3 annualized AFFO 2) Calculated as Q3 2025 annualized dividend divided by the November 4, 2025 closing stock price 3) Average of NNN, PSTL, VICI, FCPT, NTST, EPRT 4) Average of REFI and AFCG, utilizing distributable earnings in place of AFFO; REFI AFFO, debt, and equity as of Q2 (Q3 not yet available) (3) (3) (3) (4) (4) (4) 13.2% 15.3% 5.5% 16.7% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Dividend Yield as of 11/4/25(2) 82% 111% 98% 71% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Q3 Payout Ratio (3) (4) 80-90% target

newlake.comOTCQX: NLCP 18 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12.3 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $432 million in gross real estate assets, $8 million of debt outstanding on our $90 million credit facility and an 82% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 19 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ www.stonex.com Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- atbcm.atb.com BTIG --------------------------------------------------- www.btig.com Jones Trading --------------------------------------- 800.203.6611 Fidelity ------------------------------------------------ 800.972.2155 Ameriprise-------------------------------------------- 800.862.7919 Wells Fargo Advisors------------------------------ 877.573.7997 You can buy NewLake Capital share on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

Quarterly Performance Summary

(In thousands, except share amounts)	Q3 2025 (2025)	Q2 2025 (2025)	Q1 2025 (2025)	Q4 2024 (2024)	Q3 2024 (2024)	Q2 2024 (2024)	Q1 2024 (2024)
Total Revenue	$12,587	$12,932	$13,209	$12,514	$12,554	$12,455	$12,608
General and Administrative Expense[1]	$1,301	$1,374	$1,832	$1,482	$1,628	$1,424	$1,705
General and Administrative Expense[1]/Total Revenues	10.3%	10.6%	13.9%	11.8%	13.0%	11.4%	13.5%
General and Administrative Expense[1]/Total assets	1.2%	1.3%	1.7%	1.4%	1.5%	1.3%	1.6%
Net Income Attributable to Common Stockholders	$6,666	$7,319	$6,297	$6,029	$6,422	$6,796	6,869
Net Income Attributable to Common Stockholders Per Share - Diluted	$0.32	$0.36	$0.31	$0.29	$0.31	$0.33	$0.33
Funds From Operations("FFO") attributable to Common Stockholders - Diluted	$10,651	$11,352	$10,283	$9,992	$10,260	$10,540	$10,558
FFO Attributable to Common Stockholders - Diluted	$0.51	$0.54	$0.49	$0.47	$049	$0.50	$0.50
Adjusted Funds From Operations ("AFFO") - Diluted	$11,022	$11,455	$10,724	$10,949	$10,763	$11,019	$10,960
AFFO Attributable to Common Stockholders - Diluted	0.52	$0.55	$0.51	0.52	$0.51	$0.53	$0.52
Payout Ratio	82%	79%	84%	83%	84%	82%	79%



Revenue
$12,587
$12,932
$13,209
$12,514
$12,554
$12,455
$12,608
3Q25
2Q25
1Q'25
Q4'24'
Q3'24'
Q2'24
Q1'24'



FFO
$0.51
$0.54
$0.49
$0.47
$0.49
$0.50
$0.50
Q3'25
Q2'25
Q1'25'
Q4'24'
Q3'24'
Q2'24
1Q'24



AFFO
$0.52
$0.55
$0.51
$0.52
$0.51
$0.53
$0.52
Q3'25
Q2'25
Q1'25
Q4'24
Q3'24
Q2'24
1Q'24

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 22 Balance Sheet (In thousands, except share amounts) September 30, 2025 December 31, 2024 Assets: Real Estate Land $23,224 $22,891 Building and Improvements 408,930 408,552 Total Real Estate 432,154 431,443 Less Accumulated Depreciation (54,698) (44,709) Net Real Estate 377,456 386,734 Cash and Cash Equivalents 23,569 20,213 In-Place Lease Intangible Assets, net 16,202 17,794 Loan Receivable, net (Current Expected Credit Loss of $82 and $116, respectively) 4,918 4,884 Other Assets 1,852 1,911 Total Assets $423,997 $431,536 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $1,303 $1,515 Revolving Credit Facility 7,600 7,600 Dividends and Distributions Payable 9,024 9,246 Security Deposits 7,137 8,117 Rent Received in Advance 1,271 684 Other Liabilities 60 402 Total Liabilities 26,395 27,564 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,552,632 and 20,514,583 Shares Issued and Outstanding, Respectively 205 205 Additional Paid-In Capital 447,069 446,627 Accumulated Deficit (56,469) (50,067) Total Stockholders' Equity 390,805 396,765 Noncontrolling Interests 6,797 7,207 Total Equity 397,602 403,972 Total Liabilities and Equity 423,997 431,536

newlake.comOTCQX: NLCP 23 Statement of Operations For the Three Months Ended September 30, For the Nine Months Ended June 30, (In thousands, except share amounts) 2025 2024 2025 2024 Revenue: Rental Income $12,335 $12,276 37,485 $36,657 Interest Income from Loans 137 134 408 399 Fees and Reimbursables 115 144 835 562 Total Revenue 12,587 12,554 38,728 37,618 Expenses: Reimbursable Property Expenses 46 128 713 179 Property Carrying Costs 145 - 150 - Depreciation and Amortization Expense 3,874 3,726 11,634 10,920 General and Administrative Expenses: Compensation Expense 933 1,169 2,808 3,554 Professional Fees 334 475 1,137 1,120 Other General and Administrative Expenses 350 433 1,314 1,307 Total General and Administrative Expenses 1,617 2,077 5,259 5,981 Total Expenses 5,682 5,931 17,756 17,080 Loss on Sale of Real Estate - - (34) - Provision for Current Expected Credit Loss 11 12 34 38 Income From Operations 6,916 6,635 20,972 20,576 Other Income (Expense): 97 80 274 262 Interest Expense (232) (177) (616) (388) Total Other Income (Expense) (135) (97) (342) (126) Net Income 6,781 6,538 20,630 20,450 Net Income Attributable to Noncontrolling Interests (115) (116) (348) (363) Net Income Attributable to Common Stockholders 6,666 $6,422 20,282 $20,087 Net Income Attributable to Common Stockholders Per Share - Basic $0.32 $0.31 $0.98 $0.98 Net Income Attributable to Common Stockholders Per Share - Diluted $0.32 $0.31 $0.98 $0.98 Weighted Average Shares of Common Stock Outstanding – Basic 20,629,562 20,578,838 20,613,788 20,558,754 Weighted Average Shares of Common Stock Outstanding - Diluted 20,995,800 20,975,718 20,981,539 20,956,515

newlake.comOTCQX: NLCP 24 Non-GAAP Financial Information The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three and nine months ended September 30, 2025, and 2024, (in thousands, except share and per share amounts) For the Three Months Ended September 30, For the Nine Months Ended June 30, (In thousands, except share amounts) 2025 2024 2025 2024 Net Income Attributable to Common Stockholders $6,666 $6,422 $20,282 $20,087 Net Income Attributable to Noncontrolling Interests 115 116 348 363 Net Income attributable to common stockholders - diluted 6,781 6,538 20,630 20,450 Adjustments: Real Estate Depreciation and Amortization 3,870 3,722 11,621 10,907 Loss on Sale of Real Estate - - 34 - FFO Attributable to Common Stockholders – diluted $10,651 $10,260 $32,285 $31,357 Provision for Current Expected Credit Loss (11) (12) (34) (38) Stock-Based Compensation 316 449 750 1,223 Non-Cash Interest Expense 67 67 202 202 Amortization of Straight-Line Rent Expense (1) (1) (4) (2) AFFO Attributable to Common Stockholders - diluted $11,022 $10,763 $33,199 $32,742 FFO per share – diluted $0.51 $0.49 $1.54 $1.50 AFFO per share – diluted $0.52 $0.51 $1.58 $1.56

newlake.comOTCQX: NLCP 25 Capital Commitments As of June 30, 2025(1) Tenant Location Site Type Amount Cresco Labs Ohio Dispensary $375 Cresco Labs Ohio Dispensary $705 Total $1,080 (1) $’s in thousands

newlake.comOTCQX: NLCP 26 Lease Expiration Schedule(1) 1.9% 0.9% 3.5% 1.3% 34.3% 58.1% 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafter Less than 3% of leases expiring in the next 6 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2025 - - - - - 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 3 11 0.8% $891 1.9% 2030 - - - - - 2031 2 15 1.0% $417 0.9% 2032 7 39 2.7% $1,654 3.5% 2033 2 10 0.7% $598 1.3% 2034 6 446 30.6% $16,055 34.3% Thereafter 11 934 64.2% $27,207 58.1% Total 31 1,455 100.0% $46,821 100.0% (1) Data based on operational properties.

Cultivation Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet	Invested / Committed Capital $			
					In Place	Invested	Committed	Total $	Total $ PSF
Acreage	Massachusetts	Sterling	10/31/2019	100%	38,380	$9,787,999	-	$9,787,999	$255
Acreage	Pennsylvania	Sinking Springs	10/31/2019	100%	30,625	$10,158,372	-	$10,158,372	$332
Ayr Wellness(1)	Pennsylvania	Pottsville	6/30/2022	100%	38,031	$15,278,586	-	$15,278,586	$402
Ayr Wellness(1)	Nevada	Sparks	6/30/2022	100%	56,536	$13,578,804	-	$13,578,804	$240
C3 Industries(2)	Connecticut	East Hartford	5/8/2024	100%	58,436	$4,973,093	-	$4,973,093	$85
C3 Industries	Missouri	O'Fallon	4/1/2022	100%	94,570	$34,000,000	-	$34,000,000	$360
Calypso	Pennsylvania	Erie	11/1/2021	100%	99,163	$32,013,378	-	$32,013,378	$323
The Cannabist Company	Illinois	Aurora	12/23/2019	100%	32,802	$11,469,139	-	$11,469,139	$350
The Cannabist Company	Massachusetts	Lowell	12/23/2019	100%	38,890	$14,777,302	-	$14,777,302	$380
Cresco Labs	Illinois	Lincoln	12/31/2019	100%	222,455	$50,677,821	-	$50,677,821	$228
Curaleaf	Florida	Mt. Dora	8/31/21	100%	417,350	$75,983,217	-	$75,983,217	$182
CODES(2)	Missouri	Chaffee	12/20/2021	100%	81,808	$21,132,965		$21,132,965	$258
Mint	Arizona	Phoenix	3/30/2021	100%	100,758	$21,815,268	-	$21,815,268	$209
Trulieve	Pennsylvania	Mckeesport	10/31/2019	100%	144,602	$41,500,000	-	$41,500,000	$287
Vacant	Massachusetts	Fitchburg	6/30/2021	0%	145,852	$42,275,000	-	$42,275,000	$290

(1) Tenant has vacated the property and security deposit is being applied.
(2) The Company amended its lease agreement with C3; for details refer to Note 4 – "Leases" in the Company's September 30, 2025, Form 10Q.

NewLake OTCQX: NLCP
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Dispensary Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet		Invested / Committed Capital $			
					In Place	Under Development	Total Invested	Total Committed	Total $	Total $ PSF
Budr[1]	Connecticut	Uncasville	10/31/2019	100%	2,872		$925,751			$322
The Cannabist Company	Illinois	Chicago	12/23/2019	100%	4,736		$1,127,931			$238
The Cannabist Company	Massachusetts	Greenfield	12/23/2019	100%	4,290		$2,108,951			$492
The Cannabist Company	California	San Diego	12/23/2019	100%	2,470		$4,581,419			$1,855
Cresco Labs	Ohio	Proctorville	2/19/2025	100%	5,807[3]		$285,000	$705,000	$990,000	$171
Cresco Labs	Ohio	Bridgeport	4/25/25	100%	-	3,508	$500,000	$375,000	$875,000	$223
Curaleaf	Illinois	Chicago	1/31/2021	100%	5,040		$3,152,185			$625
Curaleaf	North Dakota	Minot	1/31/2021	100%	4,590		$2,011,530			$438
Curaleaf	Connecticut	Groton	2/28/2020	100%	11,181		$2,773,755			$248
Curaleaf	Pennsylvania	King of Prussia	1/31/2020	100%	1,968		$1,752,788			$891
Curaleaf	Pennsylvania	Brookville	6/12/2025	100%	4,167		$963,811			$231
Curaleaf	Illinois	Litchfield	1/31/2020	100%	1,851		$540,700			$292
Curaleaf	Illinois	Morris	1/31/2020	100%	6,100		$1,567,005			$257
Curaleaf	Ohio	Newark	2/28/2020	100%	7,200		$3,207,606			$446
Curaleaf	Pennsylvania	Morton	2/28/2020	100%	3,500		$2,111,999			$603
CODES[2]	Arkansas	Little Rock	1/31/2020	100%	7,592		$1,964,801			$259
PharmaCann	Pennsylvania	Shamokin	2/28/2020	100%	3,481		$1,200,000			$345
PharmaCann	Massachusetts	Shrewsbury	2/28/2020	100%	11,116		$1,900,000			$171
PharmaCann	Ohio	Wapakoneta	11/4/2022	100%	3,735		$1,550,000			$415

(1) Previously owned by Acreage; new tenant guaranteed by GTI
(2) Previously owned by Greenlight
(3) Property became operational in Q3; TI to be dispersed in Q3

NewLake OTCQX: NLCP
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Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254